THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER SUCH SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR "BLUE SKY" LAW. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

NOVADEL PHARMA INC.

Unit Purchase Option for the Purchase of Shares of Common Stock and Warrants to Purchase Shares of Common Stock

No. UPO – 10 Flemington, New Jersey

FOR VALUE RECEIVED, NOVADEL PHARMA INC., a Delaware corporation (the "**Company**"), hereby certifies that Lindsay Rosenwald (the "**Holder**"), Holder's designees or permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on January 30, 2004, and prior to 5:00 P.M., New York City time, on January 30, 2009, up to 5.96545 Units (as defined below), at a purchase price equal to $110,000 per Unit (the "**Purchase Price**"), for an aggregate purchase price of $656,199.50, consisting of, in the aggregate, Five Hundred Sixty-Eight Thousand One Hundred Thirty-Five (568,135) fully paid and non-assessable shares of Common Stock and a Class C Warrant that shall entitle the Holder to purchase up to One Hundred Seventy Thousand Four Hundred Forty (170,440) shares of Common Stock (subject to adjustment) at a purchase price equal to $1.40 per share (subject to adjustment).

1. **Defined Terms**. The following terms, not defined elsewhere in this Unit Purchase Option, shall have the following meanings:

(i) this Option and all options or warrants hereafter issued in exchange or substitution for this Option or other similar options of the same series as this Option are referred to collectively as the "**Options**";

(ii) the holder of this Option is referred to as the "**Holder**" and the holders of the Options are referred to collectively as the "**Option Holders**";

(iii) the shares of common stock of the Company, $.001 par value per share, are referred to as the ("**Common Stock**") and the shares of Common Stock purchasable hereunder or under any other Option (as hereinafter defined) are referred to collectively as the "**Unit Shares**";

(iv) the Class C Warrant (substantially in the form attached as Exhibit A), together with all similar Class C Warrants underlying the Options and all warrants issued in exchange or substitution for this Option or the Options, are referred to collectively as the "**Warrants**";

(v) each unit purchasable under this Option shall consist of 95,238 shares of Common Stock and Warrants to purchase 28,571 shares of Common Stock and are referred to as a "**Unit**";

(vi) the shares of Common Stock purchasable upon exercise of the Warrant underlying the Unit are referred to collectively as the "**Warrant Shares**";

(vii) the aggregate purchase price payable for the Units hereunder is referred to as the "**Aggregate Purchase Price**" (not subject to adjustment);

(viii) the purchase price payable for each of the Unit Shares, $1.16, is referred to as the "**Unit Share Exercise Price**";

(ix) the price payable (initially $1.40 per Warrant Share, subject to adjustment) for each of the Warrant Shares, is referred to as the "**Warrant Exercise Price**";

(x) the Company's Supplement and Amendment No. 1 to the Confidential Term Sheet dated as of December 18, 2003, is referred to as the "**Term Sheet Supplement**"; and

(xi) the current market price per share of the Common Stock ("**Current Market Price**"), as of any date, shall be deemed to be (A) the last sale price of the Common Stock on the business day prior to such date, as reported by the OTC Bulletin Board® (the "**OTCBB**") (as furnished by any NASD member firm selected by the Company for that purpose) or on the principal national securities exchange or the National Association of Securities Dealers, Inc., Automated Quotation System ("**NASDAQ**") on which the Common Stock is admitted to trading or listed, as applicable, or (B) in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, as reported on the OTCBB (as furnished by any NASD member firm selected by the Company for that purpose) or on the principal national securities exchange of NASDAQ on which the Common Stock is admitted to trading or listed, as applicable, or (C) if such prices are not available, the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company (the "**Board**").

This Option was originally issued pursuant to that certain Placement Agent Agreement dated November 18, 2003, between the Company and Paramount Capital, Inc.

2. **Exercise of Option**. (a) The Holder may exercise this Option in whole at any time, or in part from time to time, commencing on January 30, 2004, and prior to 5:00 P.M., Eastern Standard Time, on January 30, 2009:

(i) by the surrender of this Option (with the subscription form at the end hereof duly executed) at the address set forth in Section 10(a) hereof, together with proper payment of the Aggregate Purchase Price, or the proportionate part thereof if this Option is exercised in part, with payment for such exercise made by certified or official bank check payable to the order of the Company; or

(ii) by the surrender of this Option with the cashless exercise form at the end hereof duly executed (a **"Cashless Exercise"**) at the address set forth in Section 10(a) hereof. Such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay the Aggregate Purchase Price, or the proportionate part thereof if this Option is exercised in part. In a Cashless Exercise, the Holder shall exchange all or a portion of the Units underlying the Holder's Option for that number of Units equal to the product of (A) the number of Units presented for Cashless Exercise multiplied by (B) a fraction, the numerator of which shall be the difference between the Current Market Price and the Unit Share Exercise Price, and the denominator of which shall be the Current Market Price.

(b) If this Option is exercised in part in accordance with Section 2(a), the Holder is entitled to receive a new Option in the name of the Holder (or its nominee) covering the portion of the Units as to which the Option has not been exercised and setting forth the proportionate part of the Aggregate Purchase Price applicable to such new Option.

(c) Upon surrender of the Option in connection with an exercise of this Option in accordance with Section 2(a), the Company shall:

(i) issue a certificate or certificates in the name of the Holder (or its nominee) for the largest number of whole shares of Common Stock to which the Holder shall be entitled and, if the Option is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors shall determine);

(ii) issue a warrant certificate or certificates in the name of the Holder (or its nominee) for the largest number of whole Warrants to which the Holder shall be entitled and, if the Option is exercised in whole, in lieu of any fractional share of the Warrants to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors shall determine); and

(iii) deliver the other securities and properties receivable upon the exercise of this Option, or the proportionate part thereof if this Option is exercised in part, pursuant to the provisions of this Option.

3. **Reservation of Unit Shares and Warrant Shares; Listing**. Subject to the approval of the Charter Amendment (as defined in the Term Sheet Supplement), the Company agrees that, prior to the expiration of this Option, the Company shall at all times (a) have authorized and in reserve, and shall keep available, solely for issuance and delivery upon the exercise of the Warrants or the exercise of this Option, the shares of Common Stock and other securities and properties as from time to time shall be receivable upon such exercise (including, but not limited to, the Warrant Shares issuable upon exercise of the Warrants underlying the Units), free and clear of all restrictions on sale or transfer, other than under the Act (as defined below) or state securities or "blue sky" laws, and free and clear of all preemptive rights and rights of first refusal and (b) use its best efforts to keep the Unit Shares authorized for listing on the OTCBB, any national securities exchange on which the Company's Common Stock is traded or for listing on NASDAQ.

4. **Protection Against Dilution**. (a) If, after the date of this Option, the Company shall (i) pay a dividend or make a distribution to any holder of its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, then in each case the number of Unit Shares issuable hereunder and Warrant Shares issuable pursuant to the exercise of the Units (collectively the "**Exercise Terms**") shall be adjusted so that the Holder shall be entitled to receive upon exercise of the Option the number of shares of Common Stock and Warrants or other capital stock of the Company which the Holder would have owned immediately following such action had such Option and Warrants issuable pursuant to such Option, been exercised immediately prior thereto; provided, that the terms "dividend" and "distribution" in this Option shall refer specifically to dividends and distributions, if any, issued by the Company to all of its shareholders or an entire class of its shareholders pursuant to a written resolution of the Board of Directors and shall not include any sale or other transfer of Common Stock to a shareholder in exchange for value. An adjustment made pursuant to this Section 4(a) shall become effective immediately after the record date in the case of a dividend or distribution, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If the Board of Directors shall declare any dividend or distribution or resolve to take any action referred to in this Section 4(a), it shall provide written notice thereof to the Holder not less than 10 days prior to the record date fixed for determining the shareholders entitled to participate therein.

(b) In the case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in the case of any sale or conveyance to another entity of all or substantially all of the property and assets of the Company, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder shall have the right thereafter to receive upon the exercise of the Option the kind and amount of

securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had the Option been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance.. In any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 4 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 4 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Option. The above provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall use reasonable efforts to cause the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of the Option or the Warrants to be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Option Holders not less than 30 days prior to such event. A sale of all or substantially all of the property and/or assets of the Company for consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

(c) Except as provided in Subsections 4(b), 4(d) and 4(e), in case the Company shall issue or sell any Common Stock, any securities convertible into Common Stock, any rights, options or warrants to purchase Common Stock or any securities convertible into Common Stock, in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "**Common Stock Total Consideration**") by (ii) the number of additional shares of Common Stock issued, sold or issuable upon exercise or conversion of such securities) which is less than either (i) the then current Market Price Per Share of Common Stock in effect on the date of such issuance or sale or (ii) the Per Unit Price divided by the number of shares of Common Stock that each Unit is then exercisable for, the Per Unit Price shall be adjusted as of the date of such issuance or sale by multiplying the Per Unit Price then in effect by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of Common Stock outstanding on the record date of such issuance or sale plus (B) the Total Consideration divided by (I) the then current Market Price of the Common Stock or (II) the quotient of the Per Unit Price divided by the number of shares of Common Stock that each Unit is then exercisable for, whichever is greater, and the denominator of which shall be (y) the number of shares of Common Stock outstanding on the record date of such issuance or sale plus the maximum number of additional shares of Common Stock issued, sold or issuable upon exercise or conversion of such securities.

(d) In case the Company shall distribute (other than a distribution in connection with a liquidation of the Company) to all or substantially all of the holders of its Common Stock, without any charge to such holder, evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings), then in each case the Company shall simultaneously distribute such evidences of its indebtedness or assets pro rata to the Option

Holders on the record date or date of effectiveness, as the case may be, fixed for determining the holders of Common Stock entitled to participate in such distribution in an amount equal to the amount that such Option Holders would have been entitled to receive had their Options (and Warrants issuable pursuant to such Options) been exercised for shares of Common Stock immediately prior to the time for determination of the holders of Common Stock entitled to participate in such distribution.

(e) Notwithstanding anything in Section 4 to the contrary, no adjustments in the Exercise Terms shall be required:

(i) Unless such adjustment would require an increase or decrease of at least 1% of the number of securities issuable hereunder; provided, however, that any adjustments which by reason of this Section 4(e)(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, however, that any and all adjustments required in accordance with the provisions of this Section 4 (other than this Section 4(e)(i)) may, in the discretion of the Company, be made not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Option (or Common Stock or Warrant issuable pursuant to this Option). All calculations under this Section 4 shall be made to the nearest 1/100th of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company shall be entitled to make such adjustments to the Exercise Terms, in addition to those required by this Section 4, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable;

(ii) In the case of the issuance by the Company of shares of Common Stock pursuant to the exercise of the Warrants or the Options or any other warrants, options or other derivative securities of the Company;

(iii) In the case of the issuance by the Company of shares of Common Stock in connection with a public offering of the Company's securities; and

(iv) In the case that shares are issued to certain shareholders of the Company in connection with the reset right of such shareholders extended to them in connection with the private placement effected by the Company in April and May 2003.

(f) Whenever the conversion rate is adjusted as provided in any provision of this Section 4:

(i) the Company shall compute the adjusted Exercise Terms in accordance with this Section 4 and shall prepare a certificate signed by the principal financial officer of the Company (or cause any such independent public accountants to execute a certificate) setting forth the adjusted conversion rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the registrar of the Option; and

(ii) as soon as practicable after an adjustment is required, the Company shall mail a notice stating that the Exercise Terms have been adjusted and setting forth such adjusted Exercise Terms to all record Option Holders at their last addresses as they shall appear in the records of the Company; and

(g) Upon the expiration of any rights, options, warrants or conversion privileges referred to in Section 4(d), if such shall not have been exercised, the Exercise Terms shall be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) taking into account (i) any shares of Common Stock actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (ii) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of decreasing the number of Warrant Shares purchasable upon exercise of this Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

(h) If the Board of Directors shall declare any dividend or other distribution with respect to the Common Stock other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holder of the Option not less than 10 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

(i) If, as a result of any adjustment made pursuant to Section 4, the Holder of any Units or Warrant(s) thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Units or Warrant promptly after such adjustment) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

(j) In case the Company shall modify the rights of conversion, exchange or exercise of any of the securities referred to in Section 3(c) or any other securities of the Company convertible, exchangeable or exercisable for shares of Common Stock, for any reason other than an event that would require adjustment to prevent dilution, so that the consideration per share received by the Company after such modification is less than either (x) the Per Unit Price divided by the number of shares of Common Stock that each Unit is then exercisable for or (y) the Market Price per Share of Common Stock as of the date prior to such modification, then such securities, to the extent not theretofore exercised, converted or exchanged, shall be deemed to have expired or terminated immediately prior to the date of such modification and the Company shall be deemed, for purposes of calculating any adjustments pursuant to this Section 3, to have issued such new securities upon such new terms on the date of modification. Such adjustment shall become effective as of the date upon which such modification shall take effect.

(k) In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Option in accordance with the essential intent and principles hereof then, in each such case, the Board of Directors (whose determination should be conclusive) shall in good faith determine the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon such determination, the Company will promptly mail a copy thereof to the Holder of this Option and shall make the adjustments described therein.

5. Fully Paid Stock; Taxes. Except as set forth in the Term Sheet Supplement, the shares of the Common Stock represented by each and every certificate for Unit Shares and Warrant Shares deliverable in connection with the exercise of this Option or the securities underlying this Option shall at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value, if any, per share of the Common Stock is at all times equal to or less than the then Unit Share Exercise Price or the Warrant Exercise Price, as the case may be. The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance or delivery of any shares of Common Stock upon exercise of the Option and any Warrants issuable pursuant to the Option (other than income taxes); provided, however, that if the Unit Shares, Warrants or Warrant Shares are to be delivered in a name other than the name of the Holder, no such delivery shall be made unless the person requesting the same has paid to the Company the amount, if any, of transfer taxes or charges incident thereto.

6. Registration Under Securities Act of 1933. (a) The Holder shall have the right to participate in the registration rights granted to holders of Registrable Securities (as defined in that certain Subscription Agreement (the "**Subscription Agreement**") between the Company and the Holder, dated as of December 30, 2003) with respect to the Unit Shares and the Warrant Shares.

(b) Until all of the Unit Shares and the Warrant Shares have been sold under a registration statement declared effective by the Securities and Exchange Commission ("**SEC**") or pursuant to Rule 144 promulgated under the Securities Act of 1933 (the "**Act**"), the Company shall use its reasonable efforts to file with the SEC all current reports and the information as may be necessary to enable the Holder to effect sales of its shares in reliance upon Rule 144 promulgated under the Act.

7. Investment Intent; Limited Transferability; Representations of Holder. (a) By acceptance of this Option, the Holder represents that it understands that this Option and any securities obtainable upon exercise of this Option (or the exercise of any securities issuable hereunder) have not been registered for sale under the Act or state securities or "blue sky" laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of the Act and any applicable state securities or "blue sky" laws and regulations. In the absence of an effective registration under the Act or any

applicable state securities or "blue sky" laws or regulations, any certificates for such securities shall bear the legend set forth on the first page hereof. The Holder understands that it must bear the economic risk of its investment in this Option and any securities obtainable upon exercise of this Option for an indefinite period of time, as this Option and such securities have not been, and may not be, registered under the Act or any state securities or "blue sky" laws, and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.

(b) By acceptance of this Option, the Holder represents to the Company that it is acquiring this Option and will acquire any securities obtainable upon exercise of this Option or the securities underlying this Option for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Act. The Holder agrees that this Option and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Act and any applicable state securities or "blue sky" laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Act or any applicable state securities or "blue sky" laws or regulations.

(c) In addition to the limitations set forth in Section 2 and in the Subscription Agreement, the Holder agrees that this Option may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Act and any applicable state securities or "blue sky" laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered Holder of this Option as it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of this Option or its duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered Option Holders. All Options issued upon the transfer or assignment of this Option will be dated the same date as this Option, and all rights of the holder thereof shall be identical to those of the Holder.

(d) The Holder agrees and acknowledges that, in connection with its purchase of this Option, the Holder has been afforded the opportunity to (i) ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Option or the exercise of this Option; and (ii) request such additional information which the Company possesses or can acquire without unreasonable effort or expense.

(e) The Holder represents and warrants that, in connection with its purchase of this Option, the Holder did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; (ii) receive or review any other form of general solicitation or general advertisement, or (iii) attend any seminar, meeting or investor or other conference whose attendees were, to the Holder's knowledge, invited by any general solicitation or general advertising.

(f) The Holder represents and warrants that it is an "accredited investor" within the meaning of Regulation D promulgated under the Act and that it is acquiring the

Option and the securities underlying this Option for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Act, without prejudice, however, to such Holder's right, subject to the provisions of the Subscription Agreement and this Option, at all times to sell or otherwise dispose of all or any part of this Option, the Units, the Unit Shares, the Warrants or the Warrant Shares.

(g) Either by reason of such Holder's business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate, finder or selling agent of the Company, directly or indirectly), the Holder has the capacity to protect the Holder's investment in the Option and the securities underlying the Option.

8. Loss, etc., of Option. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Option, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Option, if mutilated, the Company shall execute and deliver to the Holder a new Option of like date, tenor and denomination.

9. Option Holder Not Shareholder. This Option does not confer upon the Holder any right to vote on or consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof; this Option does, however, require certain notices to the Option Holders as set forth herein.

10. Communication. No notice or other communication under this Option shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

(a) the Company at:

NovaDel Pharma Inc.
25 Minneakoning Road
Flemington, New Jersey 08822
Attn: Chief Executive Officer

or such other address as the Company has designated in writing to the Holder, or

(b) the Holder at 787 Seventh Avenue, 48th Floor, New York, New York 10019 or other such address as the Holder has designated in writing to the Company.

11. Headings. The headings of this Option have been inserted as a matter of convenience and shall not affect the construction hereof.

12. **Applicable Law**. This Option shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

13. **Amendment, Waiver, etc**. Except as expressly provided herein, neither this Option nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the then current majority of the Option Holders only.

IN WITNESS WHEREOF, the Company has caused this Option to be executed this 30th day of January, 2004.

NOVADEL PHARMA INC.

By: [signature]
Name: Gary A. Shangold, M.D.
Title: President and Chief Executive Officer

ASSIGNMENT

FOR VALUE RECEIVED ______________ hereby sells, assigns and transfers unto ___________________ the foregoing Option and all rights evidenced thereby, and does irrevocably constitute and appoint ___________________, attorney, to transfer said Option on the books of NovaDel Pharma Inc. (the "Company"). As a condition to this assignment, the Holder acknowledges that its assignee must deliver a written instrument to the Company that the representations and warranties of Section 7 of the Option are true and correct as of the date hereof as if they had been made by such assignee on such date with respect to the Option.

Dated:_______________

Signature:____________________
Address:______________________
____

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED ______________ hereby assigns and transfers unto ___________________ the right to purchase _______ Units of NovaDel Pharma Inc. (the "Company"), as set forth in the foregoing Option, and a proportionate part of said Option and the rights evidenced thereby, and does irrevocably constitute and appoint _________________, attorney, to transfer that part of said Option on the books of the Company. As a condition to this assignment, the Holder acknowledges that its assignee must deliver a written instrument to the Company that the representations and warranties of Section 7 of the Option are true and correct as of the date hereof as if they had been made by such assignee on such date with respect to the Option.

Dated:_______________

Signature:____________________
Address:______________________
____

SUBSCRIPTION

The undersigned, ___________________, pursuant to the provisions of the foregoing Option, hereby elects to exercise such Option by agreeing to subscribe for and purchase ______ Units of NovaDel Pharma Inc. (the "Company"), consisting of ____________________ shares (the "Shares") of Common Stock, par value $.001 per share (the "Common Stock"), and a Class C Warrant (the "Warrant") to purchase ____________________ shares of Common Stock and hereby makes payment of $___________ by certified or official bank check in payment of the exercise price therefor.

As a condition to this subscription, the undersigned hereby represents and warrants to the Company that the representations and warranties of Section 7 of the Option are true and correct as of the date hereof as if they had been made on such date with respect to the Shares and the Warrants (as well as the shares of Common Stock underlying the Warrant"). The undersigned further acknowledges that the sale, transfer, assignment or hypothecation of the Shares or Warrants (as well as the shares of Common Stock underlying the Warrant") to be issued upon exercise of this Option are subject to the terms and conditions contained in Sections 2 and 7 of this Option.

Dated:________________

Signature:______________________
Address:_______________________
____

CASHLESS EXERCISE

The undersigned ___________________, pursuant to the provisions of the foregoing Option, hereby elects to exercise the Units underlying the Option by agreeing to subscribe for and purchase _____ Units of NovaDel Pharma Inc. (the "Company"), consisting of ____________________ shares (the "Shares") of Common Stock, par value $.001 per share (the "Common Stock"), and a Class C Warrant to purchase ____________________ shares of Common Stock pursuant to the Cashless Exercise provisions of the Warrant.

As a condition to this subscription, the undersigned hereby represents and warrants to the Company that the representations and warranties of Section 7 of the Option are true and correct as of the date hereof as if they had been made on such date with respect to the Shares and the Warrants (as well as the shares of Common Stock underlying the Warrant"). The undersigned further acknowledges that the sale, transfer, assignment or hypothecation of the Shares or Warrants (as well as the shares of Common Stock underlying the Warrant") to be issued upon exercise of this Option are subject to the terms and conditions contained in Sections 2 and 7 of this Option.

Dated:________________

Signature:______________________
Address:_______________________
____

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "*SECURITIES ACT*"), AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

NOVADEL PHARMA INC.

Class D Warrant for the Purchase of Shares of Common Stock

No. D-10 **162,664 Shares**

THIS COMMON STOCK PURCHASE WARRANT (this "***Warrant***") certifies that, for value received, **LINDSAY A. ROSENWALD, M.D.** (the "***Holder***"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the six month anniversary of the date of the Purchase Agreement (the "***Initial Exercise Date***") and on or prior to the close of business on the fifth anniversary of the Initial Exercise Date (the "***Termination Date***") but not thereafter, to subscribe for and purchase from NovaDel Pharma Inc., a Delaware corporation (the "***Company***"), up to **One Hundred Sixty-Two Thousand, Six Hundred Sixty-Four** shares (the "***Warrant Shares***") of common stock, par value $0.001 per share, of the Company (the "***Common Stock***"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "***Purchase Agreement***"), dated May 26, 2005, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within five (5)

Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.

(b) Exercise Price. The exercise price of the Common Stock under this Warrant shall be $1.30, subject to adjustment hereunder (the "***Exercise Price***").

(c) Cashless Exercise. This Warrant may also be exercised at any time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the Closing Price on the Trading Day immediately preceding the date of such election;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

(d) Mechanics of Exercise.

(i) Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(ii) Delivery of Certificates Upon Exercise. At the written request of the Holder, the Company shall cause certificates for Warrant Shares purchased hereunder to be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("***DWAC***") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise, within three Trading Days from the receipt by the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("***Warrant Share Delivery Date***"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company, if such date is after the Notice of Exercise Form and this Warrant are received by the Company. The Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vii) prior to the issuance of such shares, have been paid.

(iii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, within five Trading Days after the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iv) Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(d)(iv) by the 2nd Trading Day immediately following the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(v) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to a proper and conforming exercise on or before the 2nd Trading Day immediately following the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase in a bona fide arm's length transaction for fair market value (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "***Buy-In***"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount equal to (A) the number of Warrant Shares that the Company was otherwise required to deliver to the Holder in connection with the exercise at issue, multiplied by (B) the price per share at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder given within three Trading Days of the failure to deliver, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company a detailed written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(vi) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. As to any fraction of a share of Common Stock which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

(vii) Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that certificates representing Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly completed and executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any expenses incidental thereto. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise thereof.

(viii) Closing of Books. Subject to applicable law, the Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock, or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 3(a), the number of Warrant Shares which may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment, the aggregate amount of the adjusted Exercise Price multiplied by the aggregate adjusted amount of Warrant Shares shall equal the aggregate amount of the unadjusted Exercise Price multiplied by the aggregate unadjusted amount of Warrant Shares. Any adjustment made pursuant to this Section 3(a) shall (x) with respect to clause (A) of the first sentence of this Section 3(a), become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and (y) with respect to clauses (B) – (D) of the first sentence of this Section 3(a), become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by

multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date or effective date, as the case may be, mentioned in Section 3(a), and of which the numerator shall be such Closing Price on such date less the then per share fair market value at such date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock (determined by dividing the amount distributed by the then issued and outstanding shares of Common Stock) as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities (other than capital stock of the Company), cash or property (in any such case, a "***Fundamental Transaction***"), then, upon any subsequent conversion of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration ("***Alternate Consideration***") receivable upon, or as a result of, such Fundamental Transaction by a Holder holding the number of Warrant Shares underlying this Warrant immediately prior to the occurence of such event. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in connection with such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to such securities, cash or property that it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(c) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding at the close of the Trading Day on or, if not applicable, most recently preceding, such given date.

(e) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(f) Minimum Adjustment. Notwithstanding anything in this Warrant to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection 3(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(f)) not later than such time as may be required in order to preserve the tax-free nature of a distribution, if any, to the Holder of this Warrant or the Warrant Shares. Notwithstanding anything in this Section 3 to the contrary, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(g) Notice to Holders.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If: (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register (defined below) of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the record date established for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as

of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the record date established for such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Subject to applicable law, the Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice. Notwithstanding the foregoing, the delivery of the notice described in this Section 3(h) is not intended to and shall not bestow upon the Holder any voting rights whatsoever with respect to outstanding unexercised Warrants.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 6(a) and 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants dated the same date as this Warrant in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion, if any, of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "***Warrant Register***"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company shall permit any Holder of a Warrant or its duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered Holders of Warrants.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the transferor or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel satisfactory to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the transferor or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) promulgated under the Securities Act.

Section 5. Investment Intent; Limited Transferability.

(a) By accepting this Warrant, the Holder represents to the Company that it understands that this Warrant has not been, and any securities obtainable upon exercise of this Warrant may not have not been registered for sale under the Securities Act or any state securities or "blue sky" laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of the Securities Act and applicable State securities or "blue sky" laws. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear a legend substantially similar to the legend set forth in the Purchase Agreement. The Holder understands that it may have to bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, until such securities have been registered under the Securities Act and any applicable state securities or "blue sky" laws and therefore cannot be sold unless subsequently registered under such laws, or an exemption from such registration is available. The Holder further represents to the Company, by accepting this Warrant, that it has full power and authority to accept this Warrant and make the representations set forth herein.

(b) The Holder agrees, by acceptance of this Warrant, that (i) this Warrant will not be sold or otherwise transferred prior to the six-month anniversary of the date hereof, and only pursuant to one or more exemptions from the Securities Act and any applicable state securities or "blue sky" laws and (ii) the Warrant Shares and any other shares of Common Stock issued to the Holder in connection with the Warrant or the Warrant Shares will not be sold or otherwise transferred prior to the six-month anniversary of the date hereof, and only pursuant to (A) an effective registration statement under the Securities Act and any applicable state securities or "blue sky" laws which registers such shares or (B) one or more exemptions from the Securities Act and any applicable state securities or "blue sky" laws.

(c) The Holder agrees and acknowledges that this Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act and any applicable State securities or "blue sky" laws.

Section 6. Miscellaneous.

(a) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed and the legal opinion required under Section 4(d). The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

(b) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender and payment.

(c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

(e) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith

assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the governing law provisions set forth in the Purchase Agreement.

(g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws and will contain a restrictive legend substantially in the following form:

> THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "***SECURITIES ACT***"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(i) Notices. Unless otherwise specifically set forth herein, any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

(m) Amendment. This Warrant may only be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: May 26, 2005

NOVADEL PHARMA INC.

By: _______________
Name: Gary A. Shangold M.D.
Title: President & CEO

NOTICE OF EXERCISE

TO: NOVADEL PHARMA INC.

1. The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

2. Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

3. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____

The Warrant Shares shall be delivered to the following:

____

____

____

4. Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: _______________________________
Signature of Authorized Signatory of Investing Entity: _______________________________
Social Security or Tax ID#, if applicable: _______________________________
Name of Authorized Signatory: _______________________________
Title of Authorized Signatory: _______________________________
Date: _______________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED ______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer said Warrant on the books of NovaDel Pharma Inc. (the "***Company***"). As a condition to this assignment, the Holder acknowledges that its assignee must deliver a written instrument to the Company complying with the provisions of Section 4(d) of the Warrant.

Dated:______________

Signature: ________________________
Address: ________________________
____

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED ______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of the common stock, par value $.001 per share, of NovaDel Pharma Inc. (the "***Company***"), as set forth in the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer that part of said Warrant on the books of the Company. As a condition to this assignment, the Holder acknowledges that its assignee must deliver a written instrument to the Company complying with the provisions of Section 4(d) of the Warrant.

Dated:______________

Signature: ________________________
Address: ________________________
____

NOTE: The signature to the Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.